ABERDEEN FUNDS

                          ABERDEEN FUNDS GLOBAL SERIES
                        ABERDEEN DEVELOPING MARKETS FUND
                         ABERDEEN SELECT WORLDWIDE FUND


SUPPLEMENT TO THE ABERDEEN FUNDS GLOBAL SERIES PROSPECTUS DATED FEBRUARY 28, 2009 AS AMENDED

Effective December 11, 2009, the Board of Trustees of the Aberdeen Funds approved the closing of the following share classes of the Aberdeen Developing Markets Fund:

         o Institutional Service Class Shares

         o Institutional Class Shares

As of December 11, 2009, shares in the Institutional Service Class and the Institutional Class of the Aberdeen Developing Markets Fund will no longer be available for purchase by new investors.

Effective February 28, 2010, the Board of Trustees of the Aberdeen Funds approved the following Fund name changes:

         o the Aberdeen Developing Markets Fund will change its name to the "Aberdeen Emerging Markets Fund"

         o the Aberdeen Select Worldwide Fund will change its name to the "Aberdeen Global Equity Fund"

If you have any questions or would like to request additional copies of the Prospectus and Statement of Additional Information for any of the Aberdeen Funds, please call Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED DECEMBER 11, 2009.

Please keep this supplement for future reference.